Exhibit 10.44

[Execution]

FORBEARANCE AGREEMENT

     FORBEARANCE AGREEMENT (this “Agreement”), dated as of April 16, 2007, is entered into by and among Fortress Credit Corp., a Delaware corporation, in its capacity as administrative and collateral agent acting for and on behalf of the parties to the Loan Agreement (as hereinafter defined) as lenders (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (each individually a “Lender” and collectively, “Lenders”), Maritime Logistics US Holdings Inc., a Delaware corporation (“MLI”), Summit Logistics International Inc, a New Jersey corporation (“Summit”), SeaMaster Logistics Inc., a Delaware corporation (“SeaMaster”), AmeRussia Shipping Company Inc., a Delaware corporation (“AmeRussia Shipping”), FMI International LLC, a Delaware limited liability company (“FMI International”), Fashion Marketing, Inc., a New Jersey corporation (“FM”), FMI International Corp. (West), a New Jersey corporation (“FMIW”), FMI International Corp., a New Jersey corporation (“FMII”), Freight Management LLC, a Delaware limited liability company (“FMLLC”), FMI Trucking, Inc., a New Jersey corporation (“Trucking”), FMI Express Corp., a New Jersey corporation (“Express”), Clare Freight, Los Angeles, Inc., a California corporation (“Clare”), TUG New York, Inc., a New York corporation (“TUG NY”), Summit Global Logistics, Inc. (formerly known as Aerobic Creations, Inc.), a Delaware corporation (“Parent”), TUG USA, Inc., a New Jersey corporation, formerly known as Dolphin US Logistics Inc (“TUG USA”), AMR Investments Inc, a New Jersey corporation (“AMRI”) and FMI Holdco I, LLC, a Delaware limited liability company (“FMI Holdco”, and together with MLI, Summit, SeaMaster, AmeRussia Shipping, FM, FMI International, FMIW, FMII, FMLLC, Trucking, Express, Clare, TUG NY, Parent, TUG USA, AMRI and FMI Holdco, each individually, a “Borrower” and collectively, “Borrowers”), the parties to the Loan Agreement as guarantors (each individually, a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

     WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan Agreement, dated as of November 8, 2006, by and among Agent, Lenders, Borrowers and Guarantors (as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with this Agreement, and all other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Loan Documents”);

     WHEREAS, certain Events of Default under the Loan Agreement have occurred and are continuing and Borrowers expect certain other Events of Default referred to below to occur; and

     WHEREAS, Borrowers have requested that Agent and Lenders forbear from exercising their respective rights and remedies under the Loan Documents as a result of such existing and prospective Events of Default referred to below and Agent and Lenders are willing to agree to forbear from exercising such rights and remedies on the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions and Interpretation.

          (a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below:

               (i) “Existing Defaults” shall mean, collectively, the Events of Default that have occurred and are continuing under the Loan Agreement which are described on Exhibit A hereto.

               (ii) “Forbearance Termination Date” shall have the meaning given to such term in Section 3(b) hereof.

               (iii) “Prospective Financial Covenant Defaults” shall mean, collectively, (A) the Events of Default (if any) arising under Section 8.01(c) of the Loan Agreement that occur as a result of the failure of Borrowers and Guarantors to comply with the financial covenants set forth in Section 6.03 of the Loan Agreement (Total Leverage Ratio; Consolidated Last Twelve Months EBITDA; Fixed Charge Coverage Ratio) and (B) the Event of Default (if any) arising under Section 8.01(e) of the Loan Agreement as a result of the defaults that occurred under the Senior Convertible Notes pursuant to the failure to comply with the financial covenants set forth in Section 14(l) of the Senior Convertible Notes, in each case for the respective periods ending on March 31, 2007.

               (iv) “Sea Master Hong Kong” shall mean Sea Master Logistics (Holding) Limited, a company organized under the laws of Hong Kong.

               (v) “Sea Master Taiwan” shall mean Sea Master Logistics (Holding) Ltd., Taiwan Branch, a company organized under the laws of Taiwan.

          (b) Interpretation. All capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement, unless otherwise defined herein.

     2.  Acknowledgements.

          (a) Acknowledgment of Obligations. Each Borrower and Guarantor hereby acknowledges, confirms and agrees that as of the close of business on April 13, 2007, Borrowers are indebted to Agent and Lenders in the principal amount of $53,000,000 under the Loan Documents, together with interest accrued and accruing, and costs and expenses and other fees and charges now or hereafter owed by Borrowers to Agent and Lenders, which amounts are unconditionally owing by Borrowers to Agent and Lenders, all without offset, defense or counterclaim of any kind, nature or description whatsoever.

          (b) Acknowledgment of Security Interests. Each Borrower and Guarantor hereby acknowledges, confirms and agrees that Agent has and shall continue to have valid, enforceable

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and perfected liens upon and security interests in the assets and properties of Borrowers heretofore granted to Agent pursuant to the Loan Documents or otherwise granted to or held by Agent.

          (c) Binding Effect of Documents. Each Borrower and Guarantor hereby acknowledges, confirms and agrees that: (i) each of the Loan Documents to which it is a party has been duly executed and delivered to Agent and Lenders by such Borrower or Guarantor and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of such Borrower or Guarantor contained in such documents constitute the legal, valid and binding obligations of such Borrower or Guarantor, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting creditors’ rights generally and such Borrower or Guarantor has no valid defense to the enforcement of such obligations, and (iii) subject to Section 3(b) hereof, Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents.

     3.  Forbearance as to Certain Events of Default.

          (a) Acknowledgment of Default. Each Borrower and Guarantor hereby acknowledges, confirms and agrees that the Existing Defaults have occurred and are continuing, and each of such Existing Defaults constitutes an Event of Default and, subject to Section 3(b) hereof, entitles Agent and Lenders to exercise their respective rights and remedies under the Loan Documents, applicable law or otherwise. Agent and Lenders have not waived, presently do not intend to waive and may never waive such Existing Defaults and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute any such waiver. Each Borrower and Guarantor hereby acknowledges and agrees that, subject to Section 3(b) hereof, Agent and Lenders have the right to declare the Obligations to be immediately due and payable under the terms of the Loan Documents.

          (b) Forbearance.

               (i) In reliance upon the representations, warranties and covenants of Borrowers and Guarantors contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, Agent and Lenders agree to forbear from exercising their respective rights and remedies under the Loan Documents, applicable law or otherwise, in each case, only with respect to the Existing Defaults and the Prospective Financial Covenant Defaults, to the effect that the rights and benefits otherwise available to Borrowers and Guarantors under the Loan Documents in the absence of an Event of Default, and such agreement of Agent and Lenders to forbear from exercising their rights and remedies shall continue until the earliest of the following dates (the earliest of such dates being referred to herein as the “Forbearance Termination Date”):

                    (A) June 15, 2007, or

                    (B) the date of the occurrence of any Event of Default, other than the Existing Defaults and the Prospective Financial Covenant Defaults.

               (ii) Upon the Forbearance Termination Date, the agreement of Agent and Lenders to forbear shall automatically and without further action terminate and be of no force

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and effect, it being understood and agreed that the effect of such termination will be to permit Agent and Lenders to exercise such rights and remedies immediately, including, but not limited to, the acceleration of the Obligations, in each case without any further notice, passage of time or forbearance of any kind.

          (c) No Other Waivers; Reservation of Rights.

               (i) Agent and Lenders have not waived, are not by this Agreement waiving and have no intention of waiving, any Events of Default which may have occurred prior to the date hereof or which may be continuing on the date hereof or any Events of Default which may occur or may be anticipated to occur after the date hereof, whether based on the failure to comply with Sections 6.01(a), 6.01(b), 6.02(f), 6.02(m) or 6.03 of the Loan Agreement at any time hereafter or otherwise and whether Agent or any Lender may have any notice or information with respect thereto as of the date hereof, and except as expressly set forth in Section 3(b) hereof, Agent and Lenders have not agreed to forbear with respect to any of their rights or remedies concerning any Events of Default (other than the Existing Defaults and the Prospective Financial Covenant Defaults) which may have occurred prior to the date hereof or which may be continuing on the date hereof or any Events of Default which may occur or may be anticipated to occur after the date hereof, whether based on the failure to comply with Sections 6.01(a), 6.01(b), 6.02(f), 6.02(m) or 6.03 of the Loan Agreement at any time hereafter or otherwise and whether Agent or any Lender may have any notice or information with respect thereto as of the date hereof.

               (ii) Subject to Section 3(b) above, Agent and Lenders reserve the right, in their discretion, to exercise any or all of its or their rights and remedies arising under the Loan Documents, as a result of any Events of Default which may have occurred prior to the date hereof (other than the Existing Defaults and the Prospective Financial Covenant Defaults to the extent set forth in Section 3(b) hereof), or are continuing on the date hereof, or any Event of Default which may occur after the date hereof, whether based on the failure to comply with Sections 6.01(a), 6.01(b), 6.02(f), 6.02(m) or 6.03 of the Loan Agreement at any time hereafter or otherwise, and Agent and Lenders have not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, shall be construed as a waiver of any such rights or remedies.

               (iii) Each Borrower and Guarantor hereby acknowledges, confirms and agrees that the forbearance set forth in Section 3(b) shall not be construed as a limitation on the rights of Agent and Lenders to take any action under or in respect of the Intercreditor Agreement vis a vis the Noteholders, including, but not limited to, the sending of any Default Notice thereunder (as such term is defined therein). Each Borrower and Guarantor hereby acknowledges, confirms and agrees that under Sections 3.1, 3.2 and 3.3 of the Intercreditor Agreement, Borrowers and Guarantors are only permitted to make, and Noteholders to receive and retain, regularly scheduled payments of principal and interest and only so long as no Default Notice has been sent by Agent under the Intercreditor Agreement. In the event Agent may elect to send any such Default Notice, Borrowers and Guarantors shall not make any payments in respect of the Noteholder Debt (as defined in the Intercreditor Agreement) until the end of the applicable period as provided in the Intercreditor Agreement.

               (iv) Each Borrower and Guarantor hereby acknowledges, confirms and agrees that it will deliver to Agent, immediately upon receipt thereof, a copy of each Event of Default

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Redemption Notice (as defined in the Senior Convertible Notes), each other request for redemption and each demand for any payment or other acceleration sent by or on behalf of any Noteholder. Without limiting any other rights of Agent and Lenders hereunder or under any other Loan Document, the receipt by any Borrower or Guarantor of any such Event of Default Redemption Notice, request or demand shall constitute an Event of Default under the Loan Agreement and the other Loan Documents.

     4. Limitation on Right to Receive Revolving Loans and Letter of Credit Guaranties. On and after the date hereof, Agent and Lenders will have no obligation, or otherwise be required, to make any Revolving Loans or provide any Letter of Credit Guaranties or other financial accommodations, except as Agent and Required Lenders, in their sole and absolute discretion, may otherwise hereafter expressly agree in writing.

     5. Additional Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the other Loan Documents, each of Borrowers and Guarantors, jointly and severally, hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

          (a) This Agreement has been duly authorized, executed and delivered by all necessary corporate action on the part of each Borrower and Guarantor which is a party hereto, and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting creditors’ rights generally.

          (b) All of the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.

          (c) All necessary actions and proceedings required by the Loan Documents in connection with this Agreement, applicable law or regulation and the transactions contemplated thereby have been duly and validly taken in accordance with the terms thereof, and all required consents thereto under any agreement, document or instrument to which Borrowers and Guarantors are a party, and all applicable consents or approvals of governmental authorities, have been obtained.

          (d) On or prior to June 30, 2007, Borrowers and Guarantors shall (i) cause Sea Master Taiwan to execute and deliver to Agent a Security Agreement and Guaranty and execute and deliver, or cause to be executed and delivered, or deliver, as the case may be, the other agreements, documents and instruments, in each case as required under the terms of Section 6.01(b)(i) of the Loan Agreement and (ii) cause Sea Master Hong Kong to execute and deliver a Pledge Agreement with respect to the stock of Sea Master Taiwan and execute and deliver, or

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cause to be executed and delivered, or deliver, as the case may be, the other agreements, documents and instruments, in each case as required under the terms of Section 6.01(b)(ii) of the Loan Agreement.

          (e) The parties hereto acknowledge, confirm and agree that the failure of any Borrower or Guarantor to comply with the covenants, conditions and agreements contained herein, or in any other agreement, document or instrument at any time executed and/or delivered by any Borrower or Guarantor with, to or in favor of Agent and Lenders shall constitute an Event of Default under the Loan Agreement and the other Loan Documents.

     6. Release. In consideration of Agent and Lenders entering into this Agreement, and other consideration provided for in this Agreement, each Borrower and Guarantor hereby fully releases, remises, acquits, irrevocably waives and forever discharges Agent and each Lender under the Loan Agreement, together with their respective predecessors, successors, assigns, subsidiaries, affiliates and agents and all of their respective past, present and future officers, directors, shareholders, employees, contractors and attorneys and their respective predecessors, successors, heirs, and assigns, from and with respect to any and all past, present or future actions and causes of action, suits, disputes, controversies, claims, liabilities, obligations, debts, sums of money, offset rights and set-offs, defenses to payment, losses, damages, judgments, executions and demands of whatever nature (whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, asserted or unasserted, foreseen or unforeseen, in contract, in tort or otherwise, or at law or in equity), arising on or prior to the date hereof, for money damages or dues, recovery of property, or specific performance, in respect of the Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby, all the foregoing being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     7. Conditions Precedent. The effectiveness of the forbearance set forth in Section 3(b) shall be subject to the receipt by Agent of this Agreement, duly authorized, executed and delivered by Borrowers, Guarantors and such Lenders as may be required under the Loan Agreement.

     8. Effect of this Agreement. This Agreement and the instruments and agreements delivered pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly contained herein, no other changes or modifications or waivers to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Loan Documents are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control.

     9. Further Assurances. Each Borrower and Guarantor shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent or Lenders to effectuate the provisions and purposes of this Agreement.

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     10. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York).

     11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     12. Counterparts. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Agreement by telecopier or other method of electronic transmission shall have the same force and effect as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or other method of electronic transmission also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement as to such party or any other party.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS:

MARITIME LOGISTICS US HOLDINGS INC.

By:
Name:
Title:

SUMMIT LOGISTICS INTERNATIONAL INC

By:
Name:
Title:

SEAMASTER LOGISTICS INC.

By:
Name:
Title:

AMERUSSIA SHIPPING COMPANY INC.

By:
Name:
Title:

FASHION MARKETING, INC.

By:
Name:
Title:

FMI INTERNATIONAL LLC

By:
Name:
Title:

FMI INTERNATIONAL CORP. (WEST)

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

FMI INTERNATIONAL CORP.

By:
Name:
Title:

FREIGHT MANAGEMENT LLC

By:
Name:
Title:

FMI TRUCKING, INC.

By:
Name:
Title:

FMI EXPRESS CORP.

By:
Name:
Title:

CLARE FREIGHT, LOS ANGELES, INC.

By:
Name:
Title:

TUG NEW YORK, INC.

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

SUMMIT GLOBAL LOGISTICS, INC. (formerly known as Aerobic Creations, Inc.)

By:
Name:
Title:

TUG USA, INC. (formerly known as Dolphin US Logistics Inc.)

By:
Name:
Title:

AMR INVESTMENTS INC

By:
Name:
Title:

FMI HOLDCO I, LLC

By:
Name:
Title:

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FORTRESS CREDIT CORP.,
as Agent

By:
Name:
Title:

LENDERS

FORTRESS CREDIT OPPORTUNITIES I LP

By: FORTRESS CREDIT OPPORTUNITIES I GP LLC, its General Partner

By:
Name:
Title:

FORTRESS CREDIT OPPORTUNITIES II LP

By: FORTRESS CREDIT OPPORTUNITIES II
GP LLC, its General Partner

By:
Name:
Title:

FORTRESS PARTNERS FUND LP

By: FORTRESS PARTNERS GP LLC, its General Partner

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

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FORTRESS CREDIT FUNDING III LP

By: FORTRESS CREDIT FUNDING III GP LLC, its General Partner

By:
Name:
Title:

FORTRESS CREDIT FUNDING IV LP

By: FORTRESS CREDIT FUNDING IV GP LLC, its General Partner

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ABLECO FINANCE LLC

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

PLAINFIELD DIRECT LLC

By:
Name:
Title:

EXHIBIT A
TO
FORBEARANCE AGREEMENT

Existing Defaults

     1.   The Event of Default arising under Section 8.01(c) of the Loan Agreement as a result of:

          (a) the failure of Borrowers and Guarantors to timely deliver to Agent and Lenders the monthly financial statements and the corresponding compliance certificate and schedules for the months ending on December 31, 2006 and January 31, 2007 in each case by the dates required under Section 6.01(a) of the Loan Agreement;

          (b) the failure to timely deliver to Agent and Lenders the annual audited financial statements and the corresponding compliance certificate and schedules for the Fiscal Year ending on December 31, 2006 by the date required under Section 6.01(a) of the Loan Agreement;

          (c) the formation of Sea Master Taiwan by Sea Master Hong Kong in violation of Section 6.02(f) of the Loan Agreement;

          (d) the failure of Borrowers and Guarantors to cause Sea Master Taiwan to execute and deliver to Agent a Security Agreement and Guaranty and to execute and deliver, or cause to be executed and delivered, or to deliver, as the case may be, the other agreements, documents and instruments, in each case as required under the terms of Section 6.01(b)(i) of the Loan Agreement;

          (e) the failure of Borrowers and Guarantors to cause Sea Master Hong Kong to execute and deliver a Pledge Agreement with respect to the stock of Sea Master Taiwan and to execute and deliver, or cause to be executed and delivered, or to deliver, as the case may be, the other agreements, documents and instruments, in each case as required under the terms of Section 6.01(b)(ii) of the Loan Agreement;

          (f) the name change of Parent occurring after the latest date permitted therefor under Section 6.02(m) of the Loan Agreement; and

          (g) the failure (if any) to notify Agent of the Events of Default described in Paragraph 1(a) through (f) above within the time periods required.

     2.   The Event of Default arising under Section 8.01(e) of the Loan Agreement as a result of:

          (a) the defaults that occurred under the Senior Convertible Notes pursuant to the failure to deliver the quarterly financial statements for the quarter ending on December 31, 2006;

          (b) the defaults that occurred under the Senior Convertible Notes pursuant to the failure to deliver the annual financial statements for the fiscal year ending on December 31, 2006;

          (c) the defaults that occurred under the Senior Convertible Notes pursuant to the name change of Parent occurring after the latest date permitted therefor under the Security Agreement (as defined in the Senior Convertible Notes); and

          (d) the defaults that occurred under the Senior Convertible Notes pursuant to the failure (if any) to notify the Noteholders of the defaults described in Paragraph 2(a) through (c) above within the time periods required.